                                                                   EXHIBIT 23.06

           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

    We consent to the reference to our reserves and economics report for Questar Exploration and Production Company as of years ended December 31, 1997, 1998, and 1999, incorporated herein by reference.

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
                                                      NETHERLAND, SEWELL & ASSOCIATES, INC.

                                                      /s/ FREDERIC D. SEWELL
                                                      ------------------------------------------------
                                                      President
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Dallas, Texas
January 24, 2001